SMART CHOICE AUTOMOTIVE GROUP, INC.
                         1999 SERIES A SUBORDINATED NOTE


     1. DATE AND PARTIES. This Smart Choice Automotive Group, Inc. 1999 Series A Subordinated Note ("Note") is dated as of February 1, 1999, and the parties and their mailing addresses and Borrower's tax identification number are as follows:


         BORROWER:         SMART CHOICE AUTOMOTIVE GROUP, INC.
                           5200 South Washington Avenue
                           Titusville, Florida 32780
                           Tax ID Number:  59-1469577

         HOLDER:           HIGH CAPITAL FUNDING, LLC
                           333 Sandy Springs Circle, Suite 230
                           Atlanta, GA 30328
                           13-3921591

     2. PROMISE TO PAY. For value received, Borrower promises to pay to the order of Holder, in accordance with the provisions of this Note, at Holder's office at the address above, or at such other place as Holder may designate in writing, the principal sum of SEVEN HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($725,000) plus interest from the date of disbursement on the unpaid principal balance at the rate of 15% per annum, payable monthly in arrears in cash. Interest shall be payable on the first day of each month. The interest rate shall increase to 18% per annum on May 1, 1999 and to 22% per annum on October 1, 1999.

     After the Maturity Date (defined herein), whether by acceleration or otherwise, this Note shall bear interest at 30% per annum, but not to exceed the maximum rate allowed by law, until paid in full. The interest permitted by this
Note is limited to the maximum lawful amount of interest ("Maximum Lawful Interest") permitted under applicable federal and state laws, whichever is greater. If the interest accrued and collected exceeds the Maximum Lawful
Interest as of the time of collection, such excess shall be applied to reduce the principal amount outstanding. If or when no principal amount is outstanding, any excess interest shall be refunded to Borrower. All fees and charges accrued, assessed, or collected which constitute interest shall be amortized and pro-rated over the full term of the Note for purposes of determining the Maximum Lawful Interest.

     3. ADVANCE AND FUNDING PROVISIONS/LOAN DOCUMENTS. This Note is a Term Note. No advances will be made after the initial advance. This Note is made and entered into pursuant to the terms and provisions of that certain Subordinated Loan Agreement, dated as of January 31, 1999, by and between the Borrower and High Capital Funding, LLC (the "Subordinated Loan Agreement"), the terms and provisions of which are incorporated herein by reference. This Note, the Subordinated Loan Agreement, Escrow Agreement, Guarantees and other documents executed in connection herewith and therewith are hereinafter collectively referred to as the "Loan Documents".



     4. TERMS OF PAYMENT. All principal advanced under this Note and all interest accrued under this Note are due and payable to Holder and shall be paid to Holder as follows:

         All unpaid interest then accrued is due and payable in monthly payments on the first day of each month, beginning on the first day of April, 1999, and continuing on the same day of each month thereafter, with one final payment on the thirty-first (31st) day of January, 2000 (the "Maturity Date") in amount equal to the entire principal balance then outstanding under this Note, plus all unpaid interest then accrued under the terms of this Note.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     If at any time, or from time to time, the value of Inventory (as defined in the Subordinated Loan Agreement) is less than $13,000,000, High Capital Funding, LLC ("HCF"), on behalf of all Holder(s), shall have the right on seven (7) days prior written notice (the "Mandatory Prepayment Notice") to require Borrower to reduce the aggregate principal amount of all Note(s) then outstanding by the amount by which the Inventory is less than $13,000,000 (a "Mandatory Prepayment"). Borrower shall remit to the Escrow Agent (as defined in the Subordinated Loan Agreement) the amount of the Mandatory Prepayment within such seven- (7) day period. HCF shall notify the Escrow Agent in writing (with a copy to Borrower), within two days of Escrow Agent's receipt of any such Mandatory Prepayment, as to the allocation of the aggregate Mandatory Prepayment among the Holders; and Escrow Agent shall make payment to the Holders in accordance with such allocation. Borrower's failure to make a Mandatory Prepayment to the Escrow Agent in accordance with a Mandatory Prepayment Notice shall be a material default resulting in immediate acceleration of all principal and interest under this and all other Note(s).

     This Note is also guaranteed under Guaranty Agreement of even date herewith by FIRST CHOICE AUTO FINANCE, INC. and SC HOLDINGS, INC. in favor of Holder.

     5. RECEIPT OF COPY. By signing this Note, Borrower acknowledges that it has read this entire Note and Exhibits, if any, prior to execution and that it received a copy (copies) of this Note. Borrower agrees to all provisions of this Note and undertakes to perform all obligations of Borrower hereunder.

     6. EVENTS OF DEFAULT. Borrower shall be in default upon the occurrence of any of the following events, circumstances, or conditions ("Events of Default"):

         (a) Failure by Borrower to make any payment to Holder when due;

         (b) A default or breach under any of the terms of this Note or any other Loan Document (as herein defined) (other than those defaults expressly set forth in this paragraph 6 and other than a failure to make payment to any Holder when due, or to provide daily SMCH INV-DRAFT REPORTS within 24 hours after written notice from any Holder) which is not fully cured within 10 days after written notice from any Holder;

         (c) A default or breach under any of the terms of any note, loan agreement, security agreement, subordination agreement, mortgage, deed of trust, deed to secure debt, assignment of beneficial interest, guaranty agreement, trust deed or any other document or instrument evidencing, guaranteeing, or securing any other obligations of Borrower which is not fully cured within ten (10) days after written notice from Holder or within any applicable cure period, whichever is longer;

          (d) The making or furnishing of any verbal or written representation, statement, or warranty to Holder which is false or incorrect in any material respect or the failure to furnish facts necessary to prevent any statement made, by or on behalf of Borrower or any Guarantor of the Note or other obligations of Borrower, to Holder from being materially misleading;

          (e) The  dissolution,  liquidation  or  insolvency  of  Borrower,  the appointment of a receiver by or on the behalf of Borrower, the assignment for the benefit of creditors by or on behalf of Borrower, the voluntary or involuntary termination of existence by Borrower or any Guarantor or the commencement of a case or proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against Borrower or any Guarantor of the Note or other obligation of Borrower to Holder;

          (f) Entry of a final, non-appealable judgment or judgments against Borrower or any Guarantor which, either individually or in the aggregate, exceed(s) $50,000.00 and which is/are not paid within the longer of 30 days or such other period as required by such judgment(s) and/or applicable law;

          (g) A material adverse change in the financial condition of Borrower or any Guarantor; or a reasonable belief by Holder at any time that Holder is insecure, that the prospect of any payment is impaired;

         (h) Failure of Borrower or of any Guarantor to pay and provide proof of payment of any tax, assessment, rent, insurance premium, or escrow payment on or before its due date;

          (i) Without the prior written consent of Holder: (i) transfer of ownership or control of the business of Borrower or any Guarantor or more than fifty percent (50%) of the ownership or control of Borrower or any Guarantor, whether by transfer of shares, partnership interest, joint venture, pledge or otherwise; or (ii) any action by Borrower or any Guarantor to become a party to any merger or consolidation wherein the Borrower or Guarantor is not the surviving entity;

          (j) Without first having given Holder thirty (30) days' prior written notice: (i) any action by Borrower or any Guarantor to guarantee or otherwise in any way become liable or be responsible for the indebtedness or obligation of any other person or entity; (ii) any action by Borrower or any Guarantor to acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any entity; (iii) any expansion, acquisition or entry into any additional businesses or lines of business or establishment of business locations other than their present businesses; (iv) the establishment of any subsidiary, partnership or joint venture for such purpose; or (v) any material change in the management or business of the Borrower or any Guarantor or entry into any management contract delegating effective management or control to third parties;

         (k) (i) The termination of any guaranty of the Note by any Guarantor, or (ii) default on any debt owed by Borrower or any Guarantor to any other creditor(s) which, unless waived, would permit such other creditor(s) to accelerate the date for payment of any one or more obligation(s) of Borrower or any Guarantor in the amount of $50,000 or more (either individually or in the aggregate);

          (l) Use of any portion of the loan proceeds in any transaction which is likely to cause Holder to directly or indirectly incur any securities or environmental liability; or

          (m) Any charge or indictment against Borrower or any Guarantor under a federal or state law for which forfeiture of any material portion of the property of Borrower or any Guarantor is a potential penalty.

     7. REMEDIES ON DEFAULT. If an Event of Default occurs and is not fully cured within any applicable cure period, then Holder may exercise any one or more of the following rights and remedies, and any other rights and remedies provided in any of the Loan Documents as Holder, in its sole discretion, may deem necessary or appropriate:

          (a) Declare the unpaid principal of, and all interest then accrued, on the Loan and this Note, to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives, anything contained herein or in this Note to the contrary notwithstanding;

          (b) Reduce any claim to judgment; and/or;

          (c) Without notice of default or demand, pursue and enforce any of Holder's rights and remedies under any of the Loan Documents, or otherwise provided under or pursuant to any applicable law or agreement; provided, however, that if any Event of Default specified in Subsection (e) above shall occur, the principal of, and all interest then accrued on, the Note and other liabilities hereunder shall thereupon become due and payable automatically and concurrently therewith, without any further action by Holder and without presentment, demand, protest, notice of default, notice of acceleration or intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives.

         8. SET-OFF. Borrower acknowledges and agrees that upon the occurrence of an Event of Default, Holder may exercise its right of set-off, without demand or notice to Borrower or any other person or entity, to pay all or any part of the outstanding principal and accrued interest owed on this Note against any obligation Holder or any participant in the Note may have, now or hereafter, to pay money to Borrower, including but not limited to any balances in any account of Borrower. Where Borrower may obtain payment only with the endorsement or consent of someone who has not agreed to pay this Note, Holder's right of set-off will extend to Borrower's interest in the obligation. Holder's right of set-off will not apply to accounts or obligations in which Borrower's rights are solely as a fiduciary for another or to accounts exempt by law from the claims of creditors. Holder's right of set-off may be exercised without regard to the existence or value of any Collateral securing this Note, and without regard to the number or creditworthiness of any other persons or entities who have agreed to pay this Note. Borrower agrees to indemnify and hold Holder harmless from any person's or entity's claims arising as a result of Holder's exercise of Holder's right of set-off and the costs and expenses arising from any such claim, including without limitation, attorney's fees.

         9. COLLECTION EXPENSES. Upon a default on this Note, Holder may recover from Borrower and all Guarantors or any of them, all costs and expenses incurred by Holder in collecting and enforcing this Note and reasonable costs and expenses in preserving, selling or disposing of collateral and realizing on any security. Such costs and expenses shall include, but are not limited to, reasonable filing fees, costs of publication, deposition fees, stenographer fees, witness fees, attorneys fees, paralegal fees, and any other court costs, plus costs of collecting and enforcing the Note. Any such reasonable collection costs and expenses shall be added to the principal amount of the Note and shall accrue interest at the same rate as the Note.

         10. ATTORNEYS' FEES. Borrower indemnifies Holder and holds Holder harmless for all reasonable attorney's fees incurred by Holder, without limitation, for the enforcement and collection of the obligations under this Note, if it is placed in the hands of an attorney for collection, or for the protection of any collateral or lien which secures this Note.

         11. WAIVER AND CONSENT BY BORROWER AND OTHER SIGNERS. In regard to this Note, Borrower and each Guarantor:

          (a) Waive protest, presentment for payment, notice of dishonor, notice of intent to accelerate, and notice of acceleration;

          (b) Consent to any one or multiple renewals or extensions of time for payment on this Note;

          (c) Consent to Holder's release of any Guarantor, surety, endorser or co-signer;

          (d) Consent to the release or substitution of any collateral or any failure by Holder to perfect or continue a security interest in any collateral or any impairment of any collateral;

         (e) Consent to any modification of the terms of this Note or any instrument securing, guaranteeing, or relating to this Note;

         (f) Consent to any and all sales, repurchases, and participations of this Note to any person or entity in any amounts and waive notice of such sales, repurchases, or participations of this Note; and

         (g) Consent to Holder's right of set-off as well as any participating Holder's right to set-off.

     12. APPLICATION OF PAYMENTS. All payments on this Note, including, but not limited to, regular payments or prepayments, received by Holder shall be applied first to costs and expenses, then to accrued interest, and the balance, if any, to principal. No prepayment shall excuse or defer Borrower's subsequent payment obligations.

     13. JOINT AND SEVERAL. Borrower and any other signers shall be jointly and severally liable under this Note.

     14. FINANCIAL STATEMENTS. Until this Note is paid in full, Borrower shall furnish Holder upon any material change in financial or business condition, upon Holder's written request, and in the event of no request, at least annually, current financial statements of the Borrower, which shall be certified by Borrower and Borrower's accountant to be true and accurate in all material respects. The requirements of this paragraph shall be in addition to any imposed by any security agreement or other Loan Documents executed in connection with the Note.

     15. NO OBLIGATION TO RENEW. Borrower must repay the entire principal balance of the Note and unpaid interest when due. The Holder is under no obligation to renew or extend the Note or to refinance the Loan at any time.

     16. NO DEFENSES. Borrower represents and warrants to Holder that as of the date of this Note Borrower has no claims or causes of action against the Holder, nor any defenses, set-offs, or counterclaims to this Note or to the repayment in full according to the terms hereof, and in consideration of the making hereof or the renewal or extension hereof, Borrower releases all rights or claims whatsoever of Borrower against Holder.

     17. RELEASE OF INFORMATION. Borrower authorizes Holder to disclose, without any additional consent, information concerning this Note for any one or more of the following purposes: to complete the transaction contemplated hereby, to verify and disclose the existence and condition of the account for credit reporting purposes, or to collect any money the Holder in good faith believes Borrower owes, to disclose to Holder's attorneys or collection agents, to disclose to Holder's accountants or auditors as part of the review of the Holder's business affairs, to verify the accuracy of any statement made to Holder, as part of the Holder's report to officials of any governmental authority or self-regulatory organization that regulates the business of Holder or its affiliates, for the sale or transfer of the Note or an interest therein, or for any other legitimate business purpose of Holder.

     18. INCORPORATION BY REFERENCE/DEMAND NOTES SUPERCEDED. This Note is one of a series of notes (aggregating up to $3,000,000.00 principal amount) made and executed by Borrower pursuant to that certain Subordinated Loan Agreement, the terms and provisions of which are incorporated herein by reference. This Note and the other notes executed and delivered in connection herewith supercede and replace those certain Demand Notes, dated as of February 3 and 5, 1999 in the respective amounts of $1,650,000.00 and $350,000.00, respectively, executed by Borrower in favor of High Capital Funding, LLC.

     19. SUBORDINATION

     (a) The indebtedness evidenced by this Note and the other notes issued in connection herewith ("Subordinated Debt") is subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Debt (as defined in subsection (b) below) of the Borrower to the extent provided herein.

     (b) For the purpose of these subordination provisions the term "Senior Debt" shall mean all principal and premium, if any, and interest on the indebtedness of the Borrower and any other amounts owed or which may be owed, under those certain debt obligations listed on Schedule "A" to the Subordinated Loan Agreement referred to in section 18 above.

     (c) If Borrower defaults in the payment of any principal of, or premium, if any, or interest on any Senior Debt (as defined above) when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property or securities or by set-off or otherwise) shall be made on account of the principal of, or premium, if any, or interest on the Subordinated Debt, or in respect of any redemption, retirement, purchase or acquisition of the Subordinated Debt until all Senior Debt shall have been paid in full.

     (d) In the event of:

               (i) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Borrower or to its creditors, as such, or to its property;

               (ii) any proceedings for the liquidation, dissolution or other winding-up of the Borrower, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings;

               (iii) any assignment by the Borrower for the benefit of its creditors; or

               (iv) any other marshalling of the assets of the Borrower,

all Senior Debt (including any interest thereon accruing at the legal rate after the commencement of any such proceedings and any additional interest that would have accrued thereon but for the commencement of such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to the holders of Subordinated Debt on account of the indebtedness evidenced thereby. Any payment or distribution, whether in cash, securities or other property, which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Subordinated Debt shall be paid or delivered directly to the holders of Senior Debt in accordance with the priorities then existing among such holders until all Senior Debt shall have been paid in full.

     (e) If any payment or distribution, whether in cash, securities or other property, shall be received by any holder of Subordinated Debt in contravention of any of the terms hereof and before all of the Senior Debt shall have been paid in full, such payment or distribution shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Debt at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full.

     (f) No present or future holder of any Senior Debt shall be prejudiced in the right to enforce subordination of Subordinated Debt by any act or failure to act on the part of the Borrower. The foregoing provisions as to subordination are solely for the purpose of defining the relative right of the holders of the Senior Debt, on the one hand, and the holders of this Subordinated Debt, on the other hand. Nothing contained herein shall impair, as between the Borrower and the holder of this Note, the obligation of the Borrower, which is unconditional and absolute, to pay to the holder hereof the principal hereof and interest hereon as and when the same shall become due and payable in accordance with the terms hereof, or prevent the holder of this Note from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a default or Event of Default hereunder, all subject to the rights of the holders of the Senior Debt to receive cash, securities or other property otherwise payable or deliverable to the holder of this Note.

     (g) Upon the payment in full of all Senior Debt, the holders of Subordinated Debt shall be subrogated to all rights of any holders of Senior Debt to receive any further payments or distributions applicable to Senior Debt until all Subordinated Debt shall be paid in full, and such payments or distributions received by the holders of the Subordinated Debt by reason of such subrogation, of cash, securities or other property which would otherwise be paid or distributed to the holders of Senior Debt, shall, as between the Borrower and its creditors other than the holders of Senior Debt, on the one hand, and the holders of the Subordinated Debt, on the other hand, be deemed to be a payment by the Borrower on account of Senior Debt and not on account of Subordinated Debt.

     20. GENERAL PROVISIONS.

     (a) TIME OF THE ESSENCE. Time is of the essence in Borrower's performance of all duties and obligations imposed by this Note.

     (b) NO WAIVER BY HOLDER. Holder's course of dealing or Holder's forbearance from, or delay in, the exercise of any of Holder's rights, remedies, privileges, or right to insist upon Borrower's strict performance of any provisions contained in this Note or other Loan Documents shall not be construed as a waiver by Holder, unless any such waiver is in writing and signed by Holder.

     (c) AMENDMENT. The provisions contained in this Note may not be amended except through a written amendment signed by Borrower and Holder.

     (d) GOVERNING LAW. This Note has been negotiated and delivered in the State of Georgia and shall be governed by the laws of the State of Georgia, to the extent that such laws are not preempted by federal laws and regulations.

     (e) FORUM AND VENUE. In the event of litigation pertaining to this Note, the exclusive forum, venue, and place of jurisdiction shall be in the State of Georgia, unless otherwise designated in writing by Holder.

     (f) SUCCESSORS. This Note shall inure to the benefit of and bind the heirs, personal representatives, successors, and assigns of the parties.

     (g) NUMBER AND GENDER. Whenever used, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

     (h) PARAGRAPH HEADINGS. The headings at the beginning of each paragraph and each sub-paragraph in this Note are for convenience only and shall not be dispositive in the interpreting or construing this Note or any part thereof.

     (i) SEVERABILITY. If any provision of this Note shall be unenforceable or void, then such provision shall be deemed severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Note.

     (j) BORROWER DEFINED. The term "Borrower" includes each and every person and entity signing this Note as a Borrower, and any co-signers.

     (k) HOLDER. The term "Holder" shall include any transferee or assignee of Holder or any other holder of this Note.

     (l) ENTIRE AGREEMENT. This Note and the other Loan Documents executed in connection with this Note by Borrower and any Guarantor, or either of them, contain all the terms of the agreement among the parties and no earlier oral statement or agreement has any force or effect. If any of the terms or provisions relating to the indebtedness or the repayment of the indebtedness contained in any of the Loan Documents are inconsistent with the terms of this Note, the terms of this Note shall be controlling. Borrower agrees that Borrower is not relying on any representation or agreement except those contained in the Loan Documents.

                                    SMART CHOICE AUTOMOTIVE GROUP, INC.

                                    By: /s/ Lillian Clover
                                    ---------------------------------------
                                       Lillian Clover, Assistant Secretary
         (Seal)                       (Print name and title signed above)
Attest:

By: /s/ Susan K. Odeen
----------------------
Susan K. Odeen
(Print name and title signed above)